UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 29, 2026
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026 (the “Effective Date”), Synchrony Financial (the “Company”) announced that Carol Juel, who served as the Company’s Executive Vice President, Chief Technology and Operating Officer, has been appointed as the Executive Vice President and Chief Executive Officer of the Company’s Digital platform effective as of the Effective Date. Ms. Juel will succeed Bart Schaller, who has announced plans to retire from the Company, and she will continue to report to Brian Doubles, the Company’s President and Chief Executive Officer. Following the Effective Date, the Company will not designate a single executive to assume Ms. Juel’s former responsibilities. Instead, those responsibilities will be distributed among members of the Company's executive management team.

Item 7.01	Regulation FD Disclosure.
The Company also announced the following executive leadership changes in its Technology and Operations organizations effective as of the Effective Date:

•Florin Arghirescu has been promoted to Executive Vice President and Chief Technology Officer, reporting to Mr. Doubles. In this capacity, Mr. Arghirescu will lead the Company’s Technology team and be responsible for enterprise technology strategy and execution.
•DJ Casto, who served as the Company’s Chief Human Resources Officer, will expand his responsibilities and has been appointed as Executive Vice President, Chief People and Operations Officer, continuing to report to Mr. Doubles. In this capacity, Mr. Casto will continue to lead the Human Resources team and will also have responsibility for Operations, including servicing, collections and customer care.

On June 29, 2026, the Company issued a press release relating to the organizational changes described in this Item 7.01 and Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

99.1	Press Release dated June 29, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: June 29, 2026	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, Chief Risk and Legal Officer